SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)           October 22, 2003
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                            U.S.B. Holding Co., Inc.
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               (Exact Name of Registrant as Specified in Charter)



        Delaware                    1-12811                  36-3197969
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(State or Other Jurisdiction      (Commission             (IRS Employer
    of Incorporation)              File Number)           Identification No.)



                 100 Dutch Hill Road, Orangeburg, New York 10962
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(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number including area code       (845) 365-4600
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.            EXHIBIT LIST

Exhibit No.        Description
-----------        -----------

99.1 Press release, dated October 22, 2003, reporting on financial results for the quarter ended September 30, 2003.



ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 22, 2003, the registrant issued a press release reporting on its financial results for the quarter ended September 30, 2003. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         U.S.B. HOLDING CO., INC.


 Date: October 23, 2003                  By:  /s/ Thomas E. Hales
                                              -------------------------------
                                              Name:  Thomas E. Hales
                                              Title: Chairman and C.E.O.